UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 11, 2016 (April 5, 2016)

TWINLAB CONSOLIDATED HOLDINGS, INC.

 (Exact name of registrant as specified in its charter)

Nevada	000-55181	46-3951742
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

632 Broadway, Suite 201, New York, NY	10012
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (212) 651-8500

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

JL-Utah Sub, LLC

On April 5, 2016, JL-Utah Sub, LLC, an Alaska limited liability company (“JL-US”), lent Twinlab Consolidated Holdings, Inc. (the “Company”) $500,000.00 pursuant to an Unsecured Promissory Note, dated April 5, 2016 (the “JL-US Note”). The JL-US Note matures on March 21, 2019. Interest on the outstanding principal accrues at a rate of 8.5% per year. The principal of the JL-US Note is payable in twenty-four (24) monthly installments of $20,833.34 commencing on April 21, 2017.

The JL-US Note provides that the Company issue into escrow in the name of JL-US a warrant to purchase an aggregate of 227,273 shares of the Company’s common stock, par value $0.001 per share (“Common Stock”), at an exercise price of $.01 per share (the “JL-US Warrant”).

The JL-US Warrant will not be released from escrow or be exercisable unless and until the Company fails to pay JL-US the entire unamortized principal amount of the JL-US Note and any accrued and unpaid interest thereon as of March 21, 2019 or such earlier date as is required pursuant to an Acceleration Notice (as defined in the JL-US Note).

The Company has reserved 227,273 shares of Common Stock for issuance under the JL-US Warrant. The JL-US Warrant, if exercisable, expires on March 21, 2022.

The JL-US Warrant is also subject to customary adjustments upon any recapitalization, capital reorganization or reclassification, consolidation, merger or transfer of all or substantially all of the assets of the Company.

The JL-US Warrant grants JL-US certain registration rights for the shares of Common Stock issuable upon exercise of the JL-US Warrant.

The forgoing descriptions of the (i) JL-US Note; and (ii) JL-US Warrant are qualified in their entirety by reference to the full text of such documents, which documents are exhibits to this Report.

Midcap Funding X Trust

As previously reported by the Company in the Company’s (i) Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on January 28, 2015, (ii) Current Report on Form 8-K filed with the SEC on February 9, 2015, (iii) Current Report on Form 8-K filed with the SEC on May 6, 2015, (iv) Current Report on Form 8-K filed with the SEC on July 7, 2015, (v) Current Report on Form 8-K filed with the SEC on September 15, 2015, (vi) Current Report on Form 8-K filed with SEC on October 8, 2015, and (vii) Current Report on Form 8-K filed with the SEC on February 3, 2016, the Company and its direct and indirect wholly owned subsidiaries, Twinlab Consolidation Corporation (“TCC”), Twinlab Holdings, Inc. (“THI”), Twinlab Corporation (“Twinlab”), ISI Brands Inc. (“ISI”), NutraScience Labs, Inc. (“NSL”), NutraScience Labs IP Corporation (“NSLIP”), Organic Holdings LLC (“Organic”), Reserve Life Organics, LLC (“Reserve”), Resvitale, LLC (“Resvitale”), Re-Body, LLC (“Re-Body”), Innovitamin Organics, LLC (“Innovitamin”), Organics Management LLC (“Organics Mgmt.”), Cocoawell, LLC (“Cocoawell”), Fembody, LLC (“Fembody”), Reserve Life Nutrition, L.L.C. (“Reserve Life”), Innovita Speciality Distribution, LLC (“Innovita”) and Joie Essance, LLC (“Joie” and with the Company, TCC, THI, Twinlab, ISI, NSL, NSLIP, Organic, Reserve, Resvitale, Re-Body, Innovitamin, Organics Mgmt., Cocoawell, Fembody, Reserve Life and Innovita, collectively, the “Twinlab Companies”), entered into a Credit and Security Agreement, dated January 22, 2015, with MidCap Financial Trust (“MidCap Trust”), with respect to which Credit and Security Agreement and all related agreements MidCap Trust immediately thereafter assigned all of its rights and interests to MidCap Funding X Trust (“MidCap”), an affiliate of MidCap Trust (as so assigned and subsequently amended by that certain Amendment No. 1 to Credit and Security Agreement and Limited Consent, dated as of February 4, 2015, that certain Amendment No. 2 to Credit Agreement and Limited Consent dated as of April 7, 2015, that certain Amendment No. 3 to Credit and Security Agreement and Limited Consent dated as of April 30, 2015, that certain Amendment No. 4 to Credit and Security Agreement and Limited Waiver dated as of June 30, 2015, that certain Amendment No. 5 to Credit and Security Agreement and Limited Consent, dated as of June 30, 2015, that certain Amendment No. 6 to Credit and Security Agreement, Limited Consent and Limited Waiver dated as of September 9, 2015, that certain Amendment No. 7 and Joinder Agreement to Credit and Security Agreement dated as of October 5, 2015, and that certain Amendment No. 8 to Credit and Security Agreement dated as of January 28, 2016 the “Credit Agreement”).

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On April 5, 2016, the Twinlab Companies and MidCap entered into an Amendment No. 9 to Credit and Security Agreement (the “MidCap Ninth Amendment”). Pursuant to the MidCap Ninth Amendment, definitions were added and the definition of “Permitted Debt” was amended to reflect the JL-US Note and the transactions related thereto.

The foregoing description of the MidCap Ninth Amendment is qualified in its entirety by reference to the full text of such document, which document is an exhibit to this Report.

Penta Mezzanine SBIC Fund I, L.P.

As previously reported in the Company’s (i) Current Report on Form 8-K filed with the SEC on November 18, 2014, (ii) Current Report on Form 8-K filed with the SEC on January 28, 2015, (iii) Current Report on Form 8-K filed with the SEC on February 9, 2015, (iv) Current Report on Form 8-K filed with the SEC on May 6, 2015, (v) Current Report on Form 8-K filed with the SEC on July 7, 2015, (vi) Current Report on Form 8-K filed with the SEC on September 15, 2015, (vii) Current Report on Form 8-K filed with the SEC on October 8, 2015, and (viii) Current Report on Form 8-K filed with the SEC on February 3, 2016, the Twinlab Companies entered into a Note and Warrant Purchase Agreement, dated as of November 13, 2014, as amended by the First Amendment to Note and Warrant Purchase Agreement, Consent and Joinder dated as of January 22, 2015, as further amended by the Second Amendment to Note and Warrant Purchase Agreement and Consent dated as of February 4, 2015, as further amended by the Third Amendment to Note and Warrant Purchase Agreement and Consent dated as of April 30, 2015, as further amended by the Fourth Amendment to Note and Warrant Purchase Agreement, Limited Consent and Limited Waiver dated as of June 30, 2015, as further amended by the Fifth Amendment to Note and Warrant Purchase Agreement and Limited Consent dated as of September 9, 2015, and as further amended by the Sixth Amendment to Note and Warrant Purchase Agreement dated October 5, 2015, that certain Joinder Agreement dated as of October 30, 2015, and that certain Seventh Amendment to Note and Warrant Purchase Agreement dated as of January 28, 2016 (as so amended, the “Penta NWPA”), with Penta Mezzanine SBIC Fund I, L.P (“Penta”).

On April 5, 2016, the Twinlab Companies and Penta entered into a Eighth Amendment to Note and Warrant Purchase Agreement (the “Eighth Penta Amendment”). Pursuant to the Eighth Penta Amendment, the Penta NWPA was amended to (i) add definitions concerning the JL-US Note and related transactions and (ii) revise the (a) definition of “Indebtedness” and (b) provision concerning the entering into or modification of certain agreements to include the JL-US Note.

The foregoing description of the Eighth Penta Amendment is qualified in its entirety by reference to the full text of such document, which document is an exhibit to this Report.

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JL-Mezz Utah, LLC

As previously reported in the Company’s (i) Current Report on Form 8-K filed with the SEC on January 28, 2015, (ii) Current Report on Form 8-K filed with the SEC on February 9, 2015, (iii) Current Report on Form 8-K filed with the SEC on May 6, 2015; (iv) Current Report on Form 8-K filed with the SEC on July 7, 2015, (v) Current Report on Form 8-K filed with the SEC on September 15, 2015, (vi) Current Report on Form 8-K filed with the SEC on October 8, 2015, and (vii) Current Report on Form 8-K filed with the SEC on February 3, 2016, the Twinlab Companies entered into a Note and Warrant Purchase Agreement, dated as of January 22, 2015, as amended by the First Amendment to Note and Warrant Purchase Agreement and Consent dated as of February 4, 2015, as further amended by the Second Amendment to Note and Warrant Purchase Agreement and Consent dated as of April 30, 2015, as further amended by the Third Amendment to Note and Warrant Purchase Agreement, Limited Consent and Limited Waiver dated as of June 30, 2015, as further amended by the Fourth Amendment to Note and Warrant Purchase Agreement and Limited Consent dated as of September 9, 2015, as further amended by the Fifth Amendment to Note and Warrant Purchase Agreement dated as of October 5, 2015, that certain Joinder Agreement dated as of November 10, 2015, the Limited Consent dated as of January 5, 2016, and that certain Sixth Amendment to Note and Warrant Purchase Agreement dated as of January 28, 2016 (as so amended, the “JL NWPA”), with JL-Mezz Utah, LLC (f/k/a JL-BBNC Mezz Utah, LLC) (“JL”).

On April 5, 2016, the Twinlab Companies and JL entered into a Seventh Amendment to Note and Warrant Purchase Agreement (the “Seventh JL Amendment”). Pursuant to the Seventh JL Amendment, the JL NWPA was amended to (i) add definitions concerning the JL-US Note and related transactions and (ii) revise the (a) definition of “Indebtedness” and (b) provision concerning the entering into or modification of certain agreements to include the JL-US Note.

The foregoing description of the Seventh JL Amendment is qualified in its entirety by reference to the full text of such document, which document is an exhibit to this Report.

Golisano Holdings LLC

As previously reported by the Company in the Company’s Current Report on Form 8-K filed with the SEC on February 3, 2016, the Company issued an Unsecured Promissory Note to Golisano Holdings LLC (“Golisano LLC”), dated January 28, 2016 (the “First Golisano Note”). As previously reported by the Company in the Company’s Current Report on Form 8-K filed with the SEC on March 25, 2016, the Company entered into an Amendment No. 1 to the First Golisano Note and entered into an Unsecured Promissory Note with Golisano LLC (the “Second Golisano Note”). In connection with the issuance of the JL-US Note, the Company and Golisano LLC entered into an Amendment No. 2 to the First Golisano Note (the “Golisano Second Amendment”) and an Amendment No. 1 to the Second Golisano Note (the “Golisano First Amendment”) amending the terms of the First Golisano Note and the Second Golisano Note to make reference in the cross default and pari passu provisions to the JL-US Note.

The foregoing descriptions of the (i) Golisano Second Amendment and (ii) the Golisano First Amendment are qualified in their entirety by reference to the full text of such documents, which documents are exhibits to this Report. The foregoing description of the First Golisano Note and the Second Golisano Note are qualified in their entirety by reference to the full text of each such document, which documents were filed by the Company in a Current Report on Form 8-K filed with the SEC on February 3, 2016 and March 25, 2016, respectively, and are hereby incorporated by reference herein.

Great Harbor Capital, LLC

As previously reported by the Company in the Company’s Current Report on Form 8-K filed with the SEC on February 3, 2016, the Company issued an Unsecured Promissory Note to Great Harbor Capital, LLC (“GH LLC”), dated January 28, 2016 (the “First GH Note”). As previously reported by the Company in the Company’s Current Report on Form 8-K filed with the SEC on March 25, 2016, the Company entered into an Amendment No. 1 to the First GH Note and entered into an Unsecured Promissory Note with GH LLC (the “Second GH Note”). In connection with the issuance of the JL-US Note, the Company and GH LLC entered into an Amendment No. 2 to the First GH Note (the “GH Second Amendment”) and an Amendment No. 1 to the Second GH Note (the “GH First Amendment”) amending the terms of the First GH Note and the Second GH Note to make reference in the cross default and pari passu provisions to JL-US Note.

The foregoing descriptions of the (i) GH Second Amendment and (ii) the GH First Amendment are qualified in their entirety by reference to the full text of such documents, which documents are exhibits to this Report. The foregoing description of the First GH Note and the Second GH Note are qualified in their entirety by reference to the full text of each such document, which documents were filed by the Company in a Current Report on Form 8-K filed with the SEC on February 3, 2016 and March 25, 2016, respectively, and are hereby incorporated by reference herein.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

(a)	The information set forth in Item 1.01 regarding the JL-US Note is hereby incorporated by reference in answer to Item 2.03(a).

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Item 3.02	Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 regarding the JL-US Warrant is hereby incorporated by reference in answer to Item 3.02.

The Company issued the above-referenced JL-US Warrant to JL-US in reliance on Rule 506 of Regulation D under the Securities Act of 1933, as amended (the “Securities Act”), for private offerings not involving a public distribution. The Company believes that the issuance of the JL-US Warrant was exempt from the registration and prospectus delivery requirements of the Securities Act by virtue of Rule 506 of Regulation D under the Securities Act.  The JL-US Warrant was issued directly by the Company and did not involve a public offering or general solicitation. JL-US was afforded an opportunity for effective access to the files and records of the Company that contained the relevant information needed to make its investment decision, including the Company’s financial statements and periodic reports under the Securities Exchange Act of 1934, as amended. The Company reasonably believed that JL-US, immediately prior to the issuance of the above-referenced JL-US Warrant had such knowledge and experience in the Company’s financial and business matters that it was capable of evaluating the merits and risks of its investment. JL-US had the opportunity to speak with the Company’s management on several occasions prior to its investment decision. There were no commissions paid on the issuance of the above-referenced JL-US Warrant.

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Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit 10.126	Unsecured Promissory Note, dated April 5, 2016, issued by Twinlab Consolidated Holdings, Inc. in favor of JL-Utah Sub, LLC.

Exhibit 10.127	Warrant, dated April 5, 2016, by and between Twinlab Consolidated Holdings, Inc. and JL-Utah Sub, LLC.

Exhibit 10.128	Amendment No. 9 to Credit and Security Agreement, dated as of April 5, 2016, by and among Twinlab Consolidated Holdings, Inc., Twinlab Consolidation Corporation, Twinlab Holdings, Inc., ISI Brands Inc., Twinlab Corporation, NutraScience Labs, Inc., NutraScience Labs IP Corporation, Organic Holdings LLC, Reserve Life Organics, LLC, Resvitale, LLC, Re-Body, LLC, Innovitamin Organics, LLC, Organics Management LLC, Cocoawell, LLC, Fembody, LLC, Reserve Life Nutrition, L.L.C., Innovita Specialty Distribution, LLC and Joie Essance, LLC and MidCap Funding X Trust.

Exhibit 10.129	Eighth Amendment to Note and Warrant Purchase Agreement, dated as of April 5, 2016, by and between Twinlab Consolidated Holdings, Inc., Twinlab Consolidation Corporation, Twinlab Holdings, Inc., ISI Brands Inc., Twinlab Corporation, NutraScience Labs, Inc., NutraScience Labs IP Corporation, Organic Holdings LLC, Reserve Life Organics, LLC, Resvitale, LLC, Re-Body, LLC, Innovitamin Organics, LLC, Organics Management LLC, Cocoawell, LLC, Fembody, LLC, Reserve Life Nutrition, L.L.C., Innovita Speciality Distribution, LLC, and Joie Essance, LLC and Penta Mezzanine SBIC Fund I, L.P.

Exhibit 10.130	Seventh Amendment to Note and Warrant Purchase Agreement, dated as of April 5, 2016, by and between Twinlab Consolidated Holdings, Inc., Twinlab Consolidation Corporation, Twinlab Holdings, Inc., ISI Brands Inc., Twinlab Corporation, NutraScience Labs, Inc., NutraScience Labs IP Corporation, Organic Holdings LLC, Reserve Life Organics, LLC, Resvitale, LLC, Re-Body, LLC, Innovitamin Organics, LLC, Organics Management LLC, Cocoawell, LLC, Fembody, LLC, Reserve Life Nutrition, L.L.C., Innovita Speciality Distribution, LLC, and Joie Essance, LLC and JL-Mezz Utah LLC (f/k/a JL-BBNC Mezz Utah, LLC).

Exhibit 10.131	Amendment No. 2 to Unsecured Promissory Note, dated as of April 5, 2016, by and between Twinlab Consolidated Holdings, Inc. and Golisano Holdings LLC.

Exhibit 10.132	Amendment No. 1 to Unsecured Promissory Note, dated as of April 5, 2016, by and between Twinlab Consolidated Holdings, Inc. and Golisano Holdings LLC.

Exhibit 10.133	Amendment No. 2 to Unsecured Promissory Note, dated as of April 5, 2016, by and between Twinlab Consolidated Holdings, Inc. and Great Harbor Capital, LLC.

Exhibit 10.134	Amendment No. 1 to Unsecured Promissory Note, dated as of April 5, 2016, by and between Twinlab Consolidated Holdings, Inc. and Great Harbor Capital, LLC.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 11, 2016	TWINLAB CONSOLIDATED HOLDINGS, INC.

	By:	/s/ William E. Stevens
William E. Stevens
Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.	Description

Exhibit 10.126	Unsecured Promissory Note, dated April 5, 2016, issued by Twinlab Consolidated Holdings, Inc. in favor of JL-Utah Sub, LLC.

Exhibit 10.127	Warrant, dated April 5, 2016, by and between Twinlab Consolidated Holdings, Inc. and JL-Utah Sub, LLC.

Exhibit 10.128	Amendment No. 9 to Credit and Security Agreement, dated as of April 5, 2016, by and among Twinlab Consolidated Holdings, Inc., Twinlab Consolidation Corporation, Twinlab Holdings, Inc., ISI Brands Inc., Twinlab Corporation, NutraScience Labs, Inc., NutraScience Labs IP Corporation, Organic Holdings LLC, Reserve Life Organics, LLC, Resvitale, LLC, Re-Body, LLC, Innovitamin Organics, LLC, Organics Management LLC, Cocoawell, LLC, Fembody, LLC, Reserve Life Nutrition, L.L.C., Innovita Specialty Distribution, LLC and Joie Essance, LLC and MidCap Funding X Trust.

Exhibit 10.129	Eighth Amendment to Note and Warrant Purchase Agreement, dated as of April 5, 2016, by and between Twinlab Consolidated Holdings, Inc., Twinlab Consolidation Corporation, Twinlab Holdings, Inc., ISI Brands Inc., Twinlab Corporation, NutraScience Labs, Inc., NutraScience Labs IP Corporation, Organic Holdings LLC, Reserve Life Organics, LLC, Resvitale, LLC, Re-Body, LLC, Innovitamin Organics, LLC, Organics Management LLC, Cocoawell, LLC, Fembody, LLC, Reserve Life Nutrition, L.L.C., Innovita Speciality Distribution, LLC, and Joie Essance, LLC and Penta Mezzanine SBIC Fund I, L.P.

Exhibit 10.130	Seventh Amendment to Note and Warrant Purchase Agreement, dated as of April 5, 2016, by and between Twinlab Consolidated Holdings, Inc., Twinlab Consolidation Corporation, Twinlab Holdings, Inc., ISI Brands Inc., Twinlab Corporation, NutraScience Labs, Inc., NutraScience Labs IP Corporation, Organic Holdings LLC, Reserve Life Organics, LLC, Resvitale, LLC, Re-Body, LLC, Innovitamin Organics, LLC, Organics Management LLC, Cocoawell, LLC, Fembody, LLC, Reserve Life Nutrition, L.L.C., Innovita Speciality Distribution, LLC, and Joie Essance, LLC and JL-Mezz Utah LLC (f/k/a JL-BBNC Mezz Utah, LLC).

Exhibit 10.131	Amendment No. 2 to Unsecured Promissory Note, dated as of April 5, 2016, by and between Twinlab Consolidated Holdings, Inc. and Golisano Holdings LLC.

Exhibit 10.132	Amendment No. 1 to Unsecured Promissory Note, dated as of April 5, 2016, by and between Twinlab Consolidated Holdings, Inc. and Golisano Holdings LLC.

Exhibit 10.133	Amendment No. 2 to Unsecured Promissory Note, dated as of April 5, 2016, by and between Twinlab Consolidated Holdings, Inc. and GREAT HARBOR CAPITAL, LLC.

Exhibit 10.134	Amendment No. 1 to Unsecured Promissory Note, dated as of April 5, 2016, by and between Twinlab Consolidated Holdings, Inc. and GREAT HARBOR CAPITAL, LLC.

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